UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):           October 31, 2007


                               Getty Realty Corp.
                      -------------------------------------
               (Exact name of registrant as specified in charter)


        Maryland                        001-13777                 11-3412575
        --------                        ---------                 ----------
(State of Organization)         (Commission File Number)        (IRS Employer
                                                             Identification No.)


125 Jericho Turnpike, Suite 103
Jericho, New York                                                 11753
---------------------------------------                           -----
(Address of principal executive offices)                        (Zip Code)


Registrant's Telephone Number, including area code: (516) 478-5400
                                                    --------------


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers

     Effective on October 31, 2007, Andrew M. Smith resigned his positions as President, Secretary and Chief Legal Officer of the Company. The Company expects to enter into a Severance Agreement and General Release with Mr. Smith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GETTY REALTY CORP.




Date: November 6, 2007                  By: /s/ Thomas J. Stirnweis
                                            -------------------------
                                            Thomas J. Stirnweis
                                            Vice President, Treasurer and
                                            Chief Financial Officer